UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 29, 2018, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company's unaudited financial results for the third quarter and year-to-date period ended November 3, 2018. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available additional unaudited quarterly financial information for each of the quarters in the fiscal year ended February 3, 2018, and the first three quarters in the fiscal year ending February 2, 2019, along with additional financial information for the year-to-date period ended November 3, 2018 and the fiscal years ended February 3, 2018, January 28, 2017, January 30, 2016 and January 31, 2015. The additional financial information is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an investor presentation of results for the third quarter and year-to-date period ended November 3, 2018. The presentation, which is available under the “Investors” section of the Company's website, located at corporate.abercrombie.com, is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's management conducted a conference call on November 29, 2018 to review the Company's financial results for the third quarter and year-to-date period ended November 3, 2018. A copy of the transcript of the conference call is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an infographic, which refers to these results for the third quarter ended November 3, 2018. The infographic is available under the “Investors” section of the Company's website, located at corporate.abercrombie.com.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on November 29, 2018

99.2	Additional unaudited financial information made available by Abercrombie & Fitch Co. on November 29, 2018

99.3	Investor presentation of results for third quarter and year-to-date period ended November 3, 2018 made available by Abercrombie & Fitch Co. on November 29, 2018

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 30, 2018	By:	/s/ Scott Lipesky
Scott Lipesky
Senior Vice President and Chief Financial Officer